                                                                    EXHIBIT 24.2

                               POWER OF ATTORNEY

     Each of the undersigned Directors of PG&E Gas Transmission, Northwest Corporation (formerly Pacific Gas Transmission Company) hereby constitutes and appoints LINDA Y.H. CHENG and FRANK R. LINDH, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Form 10-K Annual Report for the year ended December 31, 1997, required by Section 13 or 15(d) of the Securities Exchange Act of 1934, and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

     This document may be signed in counterparts.

     IN WITNESS WHEREOF, we have signed these presents this 20th day of March, 1998.

                                                    /s/ Joseph P. Kearney
                                              ----------------------------------
                                                        Joseph P. Kearney


                                                       /s/ M.E. Rescoe
                                              ----------------------------------
                                                           M.E. Rescoe


                                                  /s/ Bruce R. Worthington
                                              ----------------------------------
                                                      Bruce R. Worthington



Power of Attorney

                                                                    EXHIBIT 24.2


                               POWER OF ATTORNEY

     JOSEPH P. KEARNEY, the undersigned, Chairman of the Board and Chief Executive Officer of PG&E Gas Transmission, Northwest Corporation, hereby constitutes and appoints LINDA Y.H. CHENG and FRANK R. LINDH, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Chairman of the Board and Chief Executive Officer (principal executive officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 1997, required by
Section 13 or 15(d) of the Securities Exchange Act of 1934, and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed these presents this 20th day of March, 1998.

                                                        /s/ Joseph P. Kearney
                                                     ---------------------------
                                                            Joseph P. Kearney


Power of Attorney

                                                                    EXHIBIT 24.2

                               POWER OF ATTORNEY

     STANLEY C. KARCZEWSKI, the undersigned, Vice President, Finance, and Controller and Chief Financial Officer of PG&E Gas Transmission, Northwest Corporation, hereby constitutes and appoints LINDA Y.H. CHENG and FRANK R. LINDH, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Vice President, Finance, and Controller and Chief Financial Officer (principal financial officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 1997, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed these presents this 20th day of March, 1998.

                                                    /s/ Stanley C. Karczewski
                                                --------------------------------
                                                        Stanley C. Karczewski



Power of Attorney